united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08542

Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 8/31/15

Item 1. Schedule of Investments.

SCHEDULE OF INVESTMENTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO (Unaudited)
August 31, 2015

Shares		Value
	COMMON STOCK - 95.8%
	GAS - 9.5%
9,190	Western Gas Equity Partners LP	$ 487,989

	OIL & GAS - 9.8%
11,920	Delek Logistics Partners LP	474,654
4,254	Sanchez Production Partners LP *	26,375
		501,029
	OIL & GAS SERVICES - 5.0%
28,240	Azure Midstream Partners LP	254,160

	PIPELINES - 66.2%
12,860	Cheniere Energy Partners LP	382,456
13,810	Energy Transfer Equity LP	387,370
16,230	EnLink Midstream LLC	387,248
10,050	Enterprise Products Partners LP	282,506
5,130	MarkWest Energy Partners LP	289,178
6,200	Plains All American Pipeline LP	223,572
9,650	Rose Rock Midstream LP	299,826
11,940	Tallgrass Energy Partners LP	564,523
9,920	Targa Resources Partners LP	299,485
6,810	Williams Partners LP	271,379
		3,387,543
	TRANSPORTATION - 5.3%
14,210	GasLog Partners LP	273,116

	TOTAL COMMON STOCK (Cost - $6,198,231)	4,903,837

	SHORT-TERM INVESTMENTS - 4.9%
	Milestone Treasury Obligations Portfolio, Insitutional Class
247,647	(Cost - $247,647)	247,647

	TOTAL INVESTMENTS - 100.7% (Cost - $6,445,878) (a)	$ 5,151,484

	OTHER ASSETS LESS LIABILITIES - (0.7) %	(33,376)

	NET ASSETS - 100.0%	$ 5,118,108

	* Non-income producing securities
	LP - Limited Partnership
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,445,878 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ -
	Unrealized depreciation:	(1,294,394)
	Net unrealized depreciation:	(1,294,394)

SARATOGA ADVANTAGE TRUST
NOTES TO SCHEDULE OF INVESTMENTS
August 31, 2015 (Unaudited)

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2015, for the Portfolio’s assets and liabilities measured at fair value:

James Alpha Yorkville MLP
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,903,837	-	-	$ 4,903,837
Money Market Funds	247,647	-	-	247,647
Total	$ 5,151,484	-	-	$ 5,151,484
* Refer to the Portfolio of Investments for industry classification.
The Portfolio did not hold any Level 2 or Level 3 securities at the end of the period. There were no transfers between Level 1 and Level 2 at the end of the period.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Saratoga Advantage Trust

By

 /s/ Bruce E Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 10/30/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

 /s/ Bruce E Ventimiglia

Bruce E Ventimiglia, President and Chief Executive Officer

Date 10/30/15

By

 /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date 10/30/15